                                     [logo]

                                    COLONIAL
                            MINNESOTA TAX-EXEMPT FUND


                               [graphic omitted]


                                  ANNUAL REPORT
                                JANUARY 31, 1997


                       ----------------------------------
                         NOT FDIC-    MAY LOSE VALUE
                         INSURED      NO BANK GUARANTEE
                       ----------------------------------

                  COLONIAL MINNESOTA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1996 - JANUARY 31, 1997

INVESTMENT OBJECTIVE: Colonial Minnesota Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:
  |X| High monthly double tax-free income
  |X| Long-term appreciation
  |X| Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "The past 12 months were volatile for fixed income investments. Fluctuating interest rates caused the bond market to cycle up and down over the period. However, low inflation combined with Minnesota's strong and well-managed economy positions the Fund to enjoy good performance in the
months ahead."                                                 -- Brian Hartford

                 COLONIAL MINNESOTA TAX-EXEMPT FUND PERFORMANCE
--------------------------------------------------------------------------------
                                                       CLASS A      CLASS B
 Inception dates                                       9/26/86      8/4/92
--------------------------------------------------------------------------------
 Distributions declared per share*                       $0.367      $0.314
--------------------------------------------------------------------------------
 SEC yields on 1/31/97**                                  4.69%       4.16%
--------------------------------------------------------------------------------
 Taxable-equivalent SEC yields***                         8.49%       7.53%
--------------------------------------------------------------------------------
 12-month total returns, assuming reinvestment            2.16%       1.40%
 of all distributions and no sales charge or
 contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
 Net asset value per share on 1/31/97                     $7.13       $7.13
--------------------------------------------------------------------------------
*A portion of the Fund's income may be subject to the alternative minimum tax. **The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.
***Taxable-equivalent SEC yields are based on the maximum effective 44.7% federal and Minnesota income tax rates.
The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 1/31/97)       TOP FIVE SECTORS (as of 1/31/97)
 .................................       .......................................
AAA .................65.6%              Hospitals ........................20.3%
AA ..................17.8%              General Obligations ..............19.6%
A ................... 5.1%              Joint Power Authority ............12.6%
BBB ................. 4.5%              Refunded .........................12.5%
CCC ................. 1.1%              School General Obligations .......11.7%
Non rated ........... 5.1%
Cash & Equivs ....... 0.8%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector classifications are based upon total net assets. Sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classification (SIC) as published by the U.S. Office of Management and Budget.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended January 31, 1997. This report provides information on the investment environment of the past 12 months and on the performance of your Fund.

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed the Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger
Harold W. Cogger
President
March 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

BRIAN HARTFORD is portfolio manager of the Colonial Minnesota Tax-Exempt Fund. Mr. Hartford is vice president of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PAST 12 MONTHS?

A. Our core strategy consisted of increasing the Fund's credit quality and decreasing the Fund's maturity in response to market conditions. While we started the year with a positive interest rate outlook, stronger than expected economic reports led to rising interest rates early in the period. At that time we reduced the Fund's interest rate sensitivity. Midway through the year, signs of an economic slowdown coupled with continued low levels of inflation led us to improve our outlook. We increased the Fund's sensitivity to interest rates, permitting us to take advantage of declining interest rates during the autumn months. Despite some reversal of the bond market rally in December and January, our fundamental outlook has remained relatively unchanged.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Interest rate volatility had a significant impact on the Fund's performance. Rising interest rates during the first half had a negative effect on fixed income investments. The portfolio was overweighted in zero-coupon bonds and these securities are more interest rate sensitive and experience greater price declines when rates rise. However, a number of investments benefited from the strong economy and generated positive returns for the Fund. These holdings include Von Ruden Manufacturing, a producer of lighting systems, Diamond Brands, a match manufacturer, and TL Systems, a producer of brake parts. The Fund also profited from its position in housing revenue bonds; repayment is backed by single- and multi-family housing owners' mortgage payments. These bonds did well because property owners are less likely to refinance and prepay their mortgages in a rising interest rate environment.

Q. HOW IS THE STATE'S ECONOMY FARING?

A. Minnesota's economy is doing well. It grew at a stronger pace than the nation during the year. The State's diverse economy, low unemployment and conservative budget processes have resulted in a strong financial position and a moderate debt burden. Minnesota is positioned well to weather a cyclical decline in economic activity. We continued to focus the Fund's investment activity in the high growth Minneapolis/St. Paul metropolitan area. We decreased the Fund's holdings in electric utility bonds because potential deregulation in the industry may result in increased competition and decreased financial flexibility for electric power generators.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Our investment outlook remains fairly positive. We should continue to see moderate levels of economic growth with subdued inflation pressures through the first half of 1997. We do not believe there will be significant price pressures in the months ahead and are hopeful the market will reconcile continued slow economic growth and a low level of inflation. While this could result in lower interest rates in 1997, we will be maintaining our core strategy until we see clearer market trends.

           COLONIAL MINNESOTA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 1/31/87 to 1/31/97
                     Based on NAV and MOP for Class A Shares

  Date                NAV                MOP                Lehman
  ----                ---                ---                ------
Jan 31, 87               10000               9525           10,000
Apr 30, 87            9955.181            9482.31            9,444
Jul 31, 87             9616.53           9159.745            9,771
Oct 31, 87            9151.348           8716.658            9,466
Jan 31, 88            10046.46           9569.252           10,205
Apr 30, 88            10094.86           9615.352           10,270
Jul 31, 88            10244.79           9758.159           10,458
Oct 31, 88            10548.63           10047.57           10,884
Jan 31, 89            10764.62            10253.3           11,080
Apr 30, 89               10905           10387.01           11,187
Jul 31, 89            11270.51           10735.16           11,732
Oct 31, 89            11251.63           10717.18           11,724
Jan 31, 90            11422.26            10879.7           11,970
Apr 30, 90            11498.25           10952.09           11,993
Jul 31, 90            11988.43           11418.98           12,545
Oct 31, 90            12035.16           11463.49           12,594
Jan 31, 91            12416.38            11826.6           13,076
Apr 30, 91             12660.6           12059.22           13,371
Jul 31, 91            12854.58           12243.98           13,640
Oct 31, 91            13180.93           12554.83           14,126
Jan 31, 92            13451.01           12812.09           14,502
Apr 30, 92            13606.71            12960.4           14,642
Jul 31, 92            14273.84           13595.84           15,514
Oct 31, 92             14056.3           13388.62           15,311
Jan 31, 93            14581.75           13889.12           15,928
Apr 30, 93            15032.68           14318.63           16,494
Jul 31, 93            15312.81           14585.45           16,886
Oct 31, 93            15779.67           15030.14           17,468
Jan 31, 94            16130.63           15364.43           17,881
Apr 30, 94            15299.51           14572.79           16,850
Jul 31, 94            15617.94           14876.09           17,202
Oct 31, 94            15180.16            14459.1           16,707
Jan 31, 95            15658.91           14915.12           17,245
Apr 30, 95            16253.77           15481.72           17,971
Jul 31, 95            16413.68           15634.03           18,557
Oct 31, 95             17021.1            16212.6           19,186
Jan 31, 96            17772.55           16928.36           19,840
Apr 30, 96            17176.06            16360.2           19,399
Jul 31, 96             17554.3           16720.47           19,781
Oct 31, 96            17980.86           17126.77           20,279
Jan 31, 97            18157.19           17294.73           20,603

A $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $12,329 on January 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,132 on January 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                as of December 31, 1996 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                             CLASS A SHARES              CLASS B SHARES
INCEPTION                       9/26/86                      8/4/92
                          NAV            MOP            NAV         W/CDSC
--------------------------------------------------------------------------------
1 YEAR                   3.16%        (1.74)%          2.39%        (2.51)%
--------------------------------------------------------------------------------
5 YEARS                  6.26%         5.23%           --              --
--------------------------------------------------------------------------------
10 YEARS                 6.44%         5.93%           --              --
--------------------------------------------------------------------------------
SINCE INCEPTION          6.50%         5.99%           4.94%         4.55%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception for Class B shares.
Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                          INVESTMENT PORTFOLIO

                     JANUARY 31, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 97.9%                                      PAR       VALUE
------------------------------------------------------------------------------
EDUCATION - 14.5%
  EDUCATION - 2.8%
  University of Minnesota,
   Series 1996 A:
                         5.750%    07/01/14             $    500    $    513
                         5.750%    07/01/17                1,000       1,015
                                                                    --------
                                                                       1,528
                                                                    --------

  LOCAL GENERAL OBLIGATIONS - 11.7%
  Bagley Independent School District
   No. 162,  Series 1994,
                         4.850%    02/01/12                  750         694
  Montevideo Independent School
   District No. 129,  Series 1993,
                         4.900%    02/01/10                  400         379
  New Prague Independent School
   District No. 721,  Series 1996 A,
                         5.000%    02/01/16                2,000       1,860
  North St. Paul & Maplewood Unified
   School District, Series 1996 A,
                         5.125%    02/01/25                2,000       1,848
  Roseau Independent School
   District No. 682,  Series 1991,
                         7.000%    02/01/14                  200         213
  Rosemount Independent School
   District No. 196,  Series 1994 B,
                            (a)    06/01/10                2,765       1,344
                                                                    --------
                                                                       6,338
                                                                    --------

----------------------------------------------------------------------------
HEALTHCARE - 20.3%
  HOSPITALS
  Minneapolis-St. Paul Housing &
   Redevelopment Authority, Healthspan,
   Series 1993 A,
                         4.750%    11/15/18     (b)        4,410       3,837
  Princeton, Fairview Hospital,
   Series 1991 C,
                         6.250%    01/01/21                  300         311
  Red Wing, River Region Group,
   Series 1993 A:
                         6.400%    09/01/12                  200         201
                         6.500%    09/01/22                  300         301
  Rochester, Mayo Medical
   Center, Series 1992 I,
                         5.900%    11/15/09                2,000       2,115
  St. Cloud Hospital,
   Series 1996 B,
                         5.000%    07/01/20                2,800       2,531
  St. Louis Park, Healthsystem, Inc.,
   Series 1993 A,
                         5.200%    07/01/23                1,620       1,499
  St. Paul Housing & Redevelopment
   Authority, Healtheast Project,
   Series 1993 A,
                         6.625%    11/01/17                  250         254
                                                                    --------
                                                                      11,049
                                                                    --------

----------------------------------------------------------------------------
HOUSING - 8.8%
  ASSISTED LIVING/SENIOR - 0.5%
  Roseville, Care Institute, Inc.,
   Series 1993,
                         7.750%    11/01/23                  300         284
                                                                    --------

  MULTI-FAMILY - 2.8%
  Eden Prairie, Preserve Place Apartments,
   Series 1987,
                         8.000%    07/01/28                  650         668
  Lakeville, Southfork Apartment Project,
   Series 1989 A,
                         9.875%    02/01/20                  200         202
  Minneapolis, Riverplace
  Project, Series 1987 A,
                         7.100%    01/01/20                  255         262
  Washington County Housing &
   Redevelopment Authority,
   Cottages of Aspen, Series 1992,
                         9.250%    06/01/22                  185         200
  White Bear Lake, Birch Lake Townhomes
   Project, Series 1989 A,
                         9.750%    07/15/19                  200         201
                                                                    --------
                                                                       1,533
                                                                    --------

  SINGLE FAMILY - 5.5%
  Chisago & Stearns Counties,
   Series 1994 B,
                         7.050%    09/01/27                1,500       1,594
  Dakota County Housing &
   Redevelopment Authority,
   Series 1986,
                         7.200%    12/01/09                   75          78
  Minneapolis-St. Paul Housing Board,
   Series 1987 C,
                         8.875%    11/01/18                  380         394
  State Housing Finance Agency:
   Series 1987 A,
                         8.500%    02/01/17                   25          26
   Series 1987 C,
                         9.000%    08/01/18                  600         613
   Series 1988 C,
                         8.500%    07/01/19                   25          26
   Series 1988 D,
                         8.050%    08/01/18                  160         163
  Washington County Housing &
   Redevelopment Authority,
   City of Cottage Grove, Series 1986,
                         7.600%    12/01/11                   80          80
                                                                    --------
                                                                       2,974
                                                                    --------

----------------------------------------------------------------------------
OTHER - 13.5%
  PUBLIC INFRASTRUCTURE - 1.0%
  Minneapolis Community Development Agency:
   Series 1987 III,
                         8.625%    12/01/27                  260         269
   Series 1991 1,
                         8.000%    12/01/16                  250         264
                                                                    --------
                                                                         533
                                                                    --------

  REFUNDED/ESCROW/SPECIAL OBLIGATIONS (c) - 12.5%
  Brainerd Independent School District No. 181,
   Series 1991 A,
                         7.000%    06/01/11                  200         218
  Burnsville, Fairview Community Hospital,
   Series 1982 A,
                             (a)   05/01/12     (b)        2,145         885
  Dakota & Washington Counties
   Housing & Redevelopment Authority,
   Series 1988,
                         8.150%    09/01/16                  235         295
  Delano Independent School
   District No. 879,
   Series 1990:
                         7.250%    02/01/09                  100         110
                         7.250%    02/01/10                  100         110
  Faribault County,
   Series 1988:
                         7.400%    04/01/06                   65          65
                         7.400%    04/01/09                   25          25
  Moorhead Residential,
                         7.100%    08/01/11                   20          23
  New York Mills Independent School
   District No. 553,  Series 1992 A,
                         6.850%    02/01/18                  210         231
  Owatonna Independent School
   District No. 761, Series 1990:
                         7.100%    02/01/09                  115         122
                         7.100%    02/01/10                  120         127
                         7.100%    02/01/11                  130         138
  Rockford Independent School
   District No. 883, Series A,
                         7.100%    12/15/10                  400         424
  Southern Minnesota Municipal
   Power Agency, Series 1992 A,
                         5.750%    01/01/18                  500         514
  St. Cloud Hospital, Series 1990 B,
                         7.000%    07/01/20                  150         168
  St. Louis Park, Methodist Hospital,
   Series 1990 C,
                         7.250%    07/01/18                  165         183
  St. Paul, Series 1988 A,
                         8.000%    12/01/08                  250         267
  State Higher Education Facilities
  Authority:
   Hamline University, Series 3 K,
                         6.600%    06/01/08                  250         273
   University of St. Thomas:
   Series 2 O,
                         7.600%    10/01/07                  200         212
   Series 3 C,
                         7.100%    09/01/10                  100         110
  State Public Facilities
  Authority:
   Series 1989 A,
                         7.000%    03/01/09                  100         108
   Series 1990 A,
                         7.100%    03/01/12                  300         329
   Series 1991 A,
                         6.950%    03/01/13                  200         222
  Virginia, Series 1989 B:
                         7.500%    02/01/07                  100         104
                         7.500%    02/01/08                  100         104
  Western Minnesota Municipal
   Power Agency, Series 1983 A,
                         9.750%    01/01/16                1,000       1,419
                                                                    --------
                                                                       6,786
                                                                    --------

OTHER REVENUE - 6.3%
  AMUSEMENTS & RECREATION - 0.5%
  Metropolitan Council,
   Hubert H. Humphrey Metrodome,
   Series 1992,
                         6.000%    10/01/09                 300          310
                                                                    --------
  MANUFACTURING - 3.0%
  Brooklyn Park, TL Systems
  Corp., Series 1991,
                        10.000%    09/01/16                  260         320
  Buffalo, Von Ruden Manufacturing, Inc.,
   Series 1989,
                        10.500%    09/01/14                  540         599
  Cloquet,
   Diamond Brands, Inc.,
                         9.000%    06/01/02                  700         705
                                                                    --------
                                                                       1,624
                                                                    --------

  OTHER REVENUE - 2.8%
  Duluth Seaway Port Authority,
   Cargill Inc., Series 1993 A,
                         5.750%    12/01/16                1,500       1,513
                                                                    --------

----------------------------------------------------------------------------
RESOURCE RECOVERY - 0.5%
  MISCELLANEOUS DISPOSABLE
  Hubbard County,  Potlach
  Corp., Series 1987 A,
                         7.375%    08/01/13                  285         302
                                                                    --------

----------------------------------------------------------------------------
TAX-BACKED - 19.6%
  GENERAL OBLIGATIONS
  Minneapolis, Sports Arena,
   Series 1996,
                         5.125%    10/01/20                2,000       1,880
  Minneapolis-St. Paul
  Metropolitan
   Airports Commission, Series 7,
                         7.800%    01/01/11                  300         319
  St. Cloud, Series 1996 D,
                         5.250%    12/01/18                2,000       1,925
  State:
   Duluth Airport, Series 1995 B,
                         6.250%    08/01/14                2,000       2,077
   Series 1995,
                         5.250%    08/01/14                4,500       4,438
                                                                    --------
                                                                      10,639
                                                                    --------

TRANSPORTATION - 1.0%
  TRANSPORTATION
  St. Paul Port Authority,
   Series F:
                         9.125%    12/01/00                   25          25
                         9.125%    12/01/01                   25          25
                         9.125%    12/01/02                   25          25
                         9.125%    12/01/14                  575         496
                                                                    --------
                                                                         571
                                                                    --------

----------------------------------------------------------------------------
UTILITY - 13.4%
  JOINT POWER AUTHORITY - 12.6%
  Northern Municipal Power Agency,
   Minnesota Power & Light Co.,
   Series 1989 A,
                         7.250%    01/01/16                  700         738
  Southern Minnesota Municipal
   Power Agency:
   Series 1993 A:
                         4.750%    01/01/16                2,000       1,775
                         5.000%    01/01/12                  750         697
   Series 1994 A,
                            (a)    01/01/27               15,500       2,713
   Series A,
                         5.000%    01/01/16                1,000         910
                                                                    --------
                                                                       6,833
                                                                    --------

  WATER & SEWER - 0.8%
  Anoka County, United Power Assoc.,
   Series 1987 A,
                         6.950%    12/01/08                  400         429
                                                                    --------

TOTAL MUNICIPAL BONDS  (cost of $51,731)                              53,246
                                                                    --------

OPTIONS - 0.1%                                         CONTRACTS
----------------------------------------------------------------------------
  March 1997 Treasury Bond Put,
  Strike price 110, Expiration 02/22/97
  (cost of $47)                                            4,500          24
                                                                    --------
TOTAL INVESTMENTS - 98.0% (cost of $51,778) (d)                       53,270
                                                                    --------

SHORT-TERM OBLIGATIONS - 0.7%                                PAR
----------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
  IL State Educational Facilities
  Authority,
                         3.450%    12/01/25             $    400         400
                                                                    --------

OTHER ASSETS & LIABILITIES, NET - 1.3%                                   705
----------------------------------------------------------------------------

NET ASSETS - 100%                                                   $ 54,375
                                                                    ========


NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------

(a)   Zero coupon bond.
(b) These securities, or a portion thereof, with a total market value of $1,662, are being used to collateralize open futures contracts.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d)   Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.

Short futures contracts open at January 31, 1997:

                     Par value                            Unrealized
                    covered by            Expiration     depreciation
      Type           contracts               month       at 01/31/97
---------------------------------------------------------------------
Treasury Bond         $1,000                 March        $     10

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

                                JANUARY 31, 1997

     (in thousands except for per share amounts and footnotes)
     ASSETS
     Investments at value (cost $51,778)                           $53,270
     Short-term obligations                                            400
                                                                   -------
                                                                    53,670
     Receivable for:
       Interest                                          $  820
       Fund shares sold                                      41
       Expense reimbursement
         due from Adviser                                     2
     Other                                                   90        953
                                                         ------    -------
         Total Assets                                               54,623

     LIABILITIES
     Payable for:
       Distributions                                        219
       Variation margin on futures                            9
       Fund shares repurchased                                4
     Accrued:
       Deferred Trustees fees                                 2
     Other                                                   14
                                                         ------
         Total Liabilities                                             248
                                                                   -------
     NET ASSETS                                                    $54,375
                                                                   =======

     Net asset value & redemption price per share -
     Class A ($34,986/4,906)                                       $  7.13
                                                                   =======
     Maximum offering price per share - Class A
     ($7.13/0.9525)                                                $  7.49(a)
                                                                   =======
     Net asset value & offering price per share -
     Class B ($19,389/2,719)                                       $  7.13(b)
                                                                   =======

     COMPOSITION OF NET ASSETS
     Capital paid in                                               $53,371
     Undistributed net investment income                                 4
     Accumulated net realized loss                                    (482)
     Net unrealized appreciation (depreciation) on:
       Investments                                                   1,492
       Open futures contracts                                          (10)
                                                                   -------
                                                                   $54,375
                                                                   =======

     (a) On sales of $50,000 or more the offering price is reduced.
     (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

     See notes to financial statements.

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED JANUARY 31, 1997

     (in thousands)
     INVESTMENT INCOME
     Interest                                                      $ 3,361

     EXPENSES
     Management fee                                      $  282
     Service fee                                             85
     Distribution fee - Class B                             145
     Transfer agent                                          90
     Bookkeeping fee                                         29
     Registration fee                                        14
     Custodian fee                                            4
     Audit fee                                               22
     Trustees fee                                            15
     Reports to shareholders                                 11
     Legal fee                                               11
     Other                                                    8
                                                         ------
                                                            716
     Fees waived by the Adviser                             (73)       643
                                                         ------    -------
            Net Investment Income                                    2,718
                                                                   -------




     NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
     Net realized gain on:
       Investments                                            3
       Closed futures contracts                             153
                                                         ------
         Net Realized Gain                                             156
     Net unrealized depreciation
       during the period on:
       Investments                                       (1,816)
       Open futures contracts                                (5)
                                                         ------
         Net Unrealized Depreciation                                (1,821)
                                                                   -------
            Net Loss                                                (1,665)
                                                                   -------
     Net Increase in Net Assets from Operations                    $ 1,053
                                                                   =======

     See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


     (in thousands)                                   Year ended January 31
                                                   -----------------------------
     INCREASE (DECREASE) IN NET ASSETS                 1997            1996
     Operations:
     Net investment income                           $ 2,718          $ 2,760
     Net realized gain (loss)                            156             (533)
     Net unrealized appreciation (depreciation)       (1,821)           4,399
                                                     -------          -------
         Net Increase from Operations                  1,053            6,626
     Distributions:
     From net investment income - Class A             (1,850)          (2,013)
     From net investment income - Class B               (856)            (799)
                                                     -------          -------
                                                      (1,653)           3,814
                                                     -------          -------
     Fund Share Transactions:
     Receipts for shares sold - Class A                4,533            4,070
     Value of distributions reinvested - Class A       1,255            1,372
     Cost of shares repurchased - Class A             (6,290)          (7,317)
                                                     -------          -------
                                                        (502)          (1,875)
                                                     -------          -------
     Receipts for shares sold - Class B                2,571            4,070
     Value of distributions reinvested - Class B         564              536
     Cost of shares repurchased - Class B             (2,274)          (1,453)
                                                     -------          -------
                                                         861            3,153
                                                     -------          -------
     Net Increase from Fund
       Share Transactions                                359            1,278
                                                     -------          -------
             Total Increase (Decrease)                (1,294)           5,092
     NET ASSETS
     Beginning of period                              55,669           50,577
                                                     -------          -------
     End of period (including undistributed and
       net of overdistributed net investment
       income of $4 and $7, respectively)            $54,375          $55,669
                                                     =======          =======



     NUMBER OF FUND SHARES
     Sold - Class A                                      635              574
     Issued for distributions reinvested - Class A       177              194
     Repurchased - Class A                              (886)          (1,030)
                                                     -------          -------
                                                         (74)            (262)
                                                     -------          -------
     Sold - Class B                                      362              573
     Issued for distributions reinvested - Class B        80               75
     Repurchased - Class B                              (320)            (205)
                                                     -------          -------
                                                         122              443
                                                     -------          -------

    See notes to financial statements.

                     NOTES TO FINANCIAL STATEMENTS

                          JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Minnesota Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Minnesota state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

       Average Net Assets                     Annual Fee Rate
       ------------------                     ---------------
        First $1 billion                          0.55%
        Next $1 billion                           0.50%
        Over $2 billion                           0.45%

Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:

                                           Cumulative Annualized
        Effective Date                          Reduction
        --------------                     ---------------------
        January 1, 1996                          0.0125%
        April 1, 1996                            0.0250%
        July 1, 1996                             0.0375%
        October 1, 1996                          0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent) an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $8,752 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $50,462 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

           Valuation of shares                   Annual
        outstanding on the 20th of                Fee
       each month which were issued               Rate
       ----------------------------              ------
       Prior to November 30, 1994                0.10%
       On or after December 1, 1994              0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations, were $15,380,169 and $14,536,234, respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

       Gross unrealized appreciation           $  2,160,622
       Gross unrealized depreciation               (669,028)
                                               ------------
           Net unrealized appreciation         $  1,491,594
                                               ============

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          Year of                              Capital loss
        expiration                             carryforward
        ----------                             ------------
           1999                                $     4,000
           2001                                      8,000
           2002                                     39,000
                                               -----------
                                               $    51,000
                                               ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or marketconditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended January 31
                             --------------------------------------------------
                                       1997                       1996
                               Class A      Class B      Class A       Class B
                             ----------   ----------   -----------   ----------
Net asset value -
   Beginning of period        $ 7.350       $ 7.350      $ 6.840      $ 6.840
                              -------       -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)       0.369         0.316        0.384        0.332
Net realized and
unrealized gain (loss)         (0.222)       (0.222)       0.516        0.516
                              -------       -------      -------      -------
   Total from Investment
     Operations                 0.147         0.094        0.900        0.848
                              -------       -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income     (0.367)       (0.314)      (0.390)      (0.338)
                              -------       -------      -------      -------
Net asset value -
   End of period              $ 7.130       $ 7.130      $ 7.350      $ 7.350
                              =======       =======      =======      =======
Total return (b)(c)             2.16%         1.40%       13.50%       12.66%
                              =======       =======      =======      =======

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                    0.90%         1.65%        0.85%        1.60%
Net investment income (d)       5.19%         4.44%        5.41%        4.66%
Fees and expenses
  waived or borne
  by the Adviser (d)            0.13%         0.13%        0.24%        0.24%
Portfolio turnover                27%           27%          42%          42%
Net assets at end
  of period (000)             $34,986       $19,389      $36,836      $19,083

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                              $ 0.009      $  0.009      $ 0.016      $ 0.016
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended January 31
                             --------------------------------------------------
                                       1995                       1994
                               Class A      Class B      Class A       Class B
                             ----------   ----------   -----------   ----------
Net asset value -
   Beginning of period        $ 7.480      $ 7.480       $ 7.160      $ 7.160
                              -------      -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)       0.415        0.363         0.419        0.364
Net realized and
unrealized gain (loss)         (0.642)      (0.642)        0.323        0.323
                              -------      -------       -------      -------
   Total from Investment
     Operations                (0.227)      (0.279)        0.742        0.687
                              -------      -------       -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income     (0.413)      (0.361)       (0.422)      (0.367)
                              -------      -------       -------      -------
Net asset value -
   End of period              $ 6.840      $ 6.840       $ 7.480      $ 7.480
                              =======      =======       =======      =======
Total return (c)(d)           (2.92)%      (3.65)%        10.62%        9.81%
                              =======      =======       =======      =======
RATIOS TO AVERAGE NET ASSETS
Expenses                        0.72%        1.47%         0.82%        1.57%
Net investment income           5.98%        5.23%         5.69%        4.94%
Fees and expenses
  waived or borne
  by the Adviser                0.26%        0.26%         0.20%        0.20%
Portfolio turnover                26%          26%            9%           9%
Net assets at end
  of period (000)             $35,846      $14,731       $41,326      $10,317

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                              $ 0.018      $ 0.018       $ 0.015      $ 0.015
(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

           FINANCIAL HIGHLIGHTS - CONT.

                    Year ended January 31
                   -----------------------
                            1993
                    Class A     Class B (b)
                   ---------   -----------

                    $ 7.030    $  7.210
                    -------    -------

                      0.449       0.191

                      0.125      (0.049)
                    -------    -------

                      0.574       0.142
                    -------    -------

                     (0.444)     (0.192)
                    -------    -------

                    $ 7.160    $ 7.160
                    =======    =======
                      8.41%      2.01%(e)
                    =======    =======

                      0.85%      1.60%(f)
                      6.33%      5.58%(f)


                      0.35%      0.35%(f)
                         5%         5%

                    $35,017    $ 2,173


                    $ 0.025    $ 0.009

------------------------------------------------------------------------------
Federal income tax information (unaudited)
All of the distributions will be treated as exempt income for federal income tax purposes.
-------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL MINNESOTA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Minnesota Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ...... press [1]

For account information ........................................ press [2]

To speak to a Colonial representative .......................... press [3]

For yield and total return information ......................... press [4]

For duplicate statements or new supply of checks ............... press [5]

To order duplicate tax forms and year-end statements ........... press [6]
(February through May)

To review your options at any time during your call ............ press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Minnesota Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Minnesota Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Minnesota Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[logo] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor(C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            MN-02/394D-0197 M (3/97)